Exhibit 10.8

"CERTAIN PROVISIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE MARKED WITH ASTERICKS (****). THE OMITTED PORTIONS HAVE BEEN OMITTED BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED."

EXHIBIT 10.8

ADS

OUR PURPOSE. YOUR MISSION.

621 LYNNHAVEN PKWY, STE 160
VIRGINIA BEACH, VA 23452-7448
TOLL FREE: (****)
FAX: (****)
CAGE: (****) **DUNS:** (****)
FEDERAL TAX ID: (****)
http://www.adsinc.com

PURCHASE ORDER 1025246

DATE:	05/13/2019
REVISION:	Number: 1 | Date: 05/20/2019
SALESREP:	(****)
BUYER:	(****)
PHONE:	(****)
FAX:	(****)
EMAIL:	(****)

VENDOR

NAME	TECHNICAL COMMUNICATIONS CORPORATION
CONTACT NAME	Fidel Camero
ADDRESS	100 DOMINO DR CONCORD, MA 01742-2817 UNITED STATES
PHONE	(978) 287-6303
FAX	
E-MAIL	fcamero@tccsecure.com

SHIP TO

NAME	SPAWAR (SYSTEMS CENTER ATLANTIC - SSCLANT)
CONTACT NAME	(****)
ADDRESS	(****) ATTN: (****) (****) US
SHIPPING REF #	FMS CASE NUMBER (****)
CUSTOMER REF #	(****)
SHIPMENT PRIORITY	(****)

SHIPPING CARRIER	SHIPPING METHOD	PAYMENT TERMS
FOB Origin	FOB Origin	PREPAY AT SHIP

LINE	PART NUMBER	PART DESCRIPTION	QUANTITY	UOM	UNIT PRICE	TOTAL(USD)	SHIP BY DATE
1	415-26533-01 CUST REQ-N6523691290000	DSP 9000RB 20 FT RADIO CABLE WITH POWER LEG [RATED - DOC9] CLIN: 0018	(****)	Each	(****)	(****)	11/15/2019
2	411-26534 CUST REQ-N6523691290000	DSP 9000RB RADIO CABLE CONNECTOR [RATED - DOC9] CLIN: 0019	(****)	Each	(****)	(****)	11/15/2019
3	401-24259-06 CUST REQ-N6523691290000	DSP 9000RB/RC MILITARY VOICE ENCRYPTOR [RATED - DOC9] CLIN: 0001	(****)	Each	(****)	(****)	11/15/2019
4	401-25470 CUST REQ-N6523691290000	DSP 9000HS RUGGEDIZED HANDSET ENCRYPTOR [RATED - DOC9] CLIN: 0002	(****)	Each	(****)	(****)	11/15/2019
5	401-26531 CUST REQ-N6523691290000	DSP 9000 PWS AC/DC 12 VDC [RATED - DOC9] CLIN: 0003	(****)	Each	(****)	(****)	11/15/2019
6	401-24422-02 CUST REQ-N6523691290000	DSP 9000 DUAL RACK MOUNT RC ASSEMBLY 17 IN [RATED - DOC9] CLIN: 0004	(****)	Each	(****)	(****)	11/15/2019
7	401-24390-01 CUST REQ-N6523691290000	DSP9000 RC TRUNK MOUNT [RATED - DOC9] CLIN: 0005	(****)	Each	(****)	(****)	11/15/2019
8	401-26010-23 CUST REQ-N6523691290000	HSE6000 SEAL VOICE ENCRYPTOR W/O MIC BIAS [RATED - DOC9] CLIN: 0006	(****)	Each	(****)	(****)	11/15/2019
9	401-26458-02 CUST REQ-N6523691290000	HELMET INTERFACE CABLE SET HIGH GAIN; EU NATO [RATED - DOC9] CLIN: 0007	(****)	Each	(****)	(****)	11/15/2019
10	415-26449-01 CUST REQ-N6523691290000	HSE INTERCOM (ICS) CABLE [RATED - DOC9] CLIN: 0008	(****)	Each	(****)	(****)	11/15/2019
11	415-26052 CUST REQ-N6523691290000	CABLE; HSE TO SMARTMODULE [RATED - DOC9] CLIN: 0009	(****)	Each	(****)	(****)	11/15/2019
12	411-26013 CUST REQ-N6523691290000	HSE 6000 REMOVABLE BATTERY [RATED - DOC9] CLIN: 0010	(****)	Each	(****)	(****)	11/15/2019
13	545-26227 CUST REQ-N6523691290000	(545-26227-01) HSE 6000 VEST MOUNT POUCH [RATED - DOC9] CLIN: 0011	(****)	Each	(****)	(****)	11/15/2019

This document is considered confidential and proprietary property of ADS, Inc. and is provided on the express condition that the data contained in it are not to be used, disclosed, or reproduced in whole or in part for any purpose without the express written consent of ADS, Inc.

Page 1 of 3

The terms and conditions found at (****) are hereby incorporated in this Purchase Order by reference.

PROD

The flowdown clauses found at(****) are hereby incorporated in this Purchase Order by reference.

LINE	PART NUMBER	PART DESCRIPTION	QUANTITY	UOM	UNIT PRICE	TOTAL(USD)	SHIP BY DATE
14	401-24265-03 CUST REQ-N6523691290000	SMARTMODULE 2K-W KEY FILL DEVICE [RATED - DOC9] CLIN: 0012	(****)	Each	(****)	(****)	11/15/2019
15	545-25486 CUST REQ-N6523691290000	HSE 6000/9000 EPROM BURNER [RATED - DOC9] CLIN: 0013	(****)	Each	(****)	(****)	11/15/2019
16	401-25593-04 CUST REQ-N6523691290000	HSE 6000/9000 CRYPTO MANAGEMENT SYSTEM [RATED - DOC9] CLIN: 0014	(****)	Each	(****)	(****)	11/15/2019

Other Comments or Special Instructions

EARLY SHIPMENTS PERMISSIBLE
(****).

TOTAL $2,616,130.00

Ship By Date Instructions

(****)

(****)

Compliance Statements for Shipment of Controlled Items

ITAR: These items are controlled by the U.S. Government and authorized for export only to the country of ultimate destination for use by the ultimate consignee or end-user(s) herein identified. They may not be resold, transferred, or otherwise disposed of, to any other country or to any person other than the authorized ultimate consignee or end-user(s), either in their original form or after being incorporated into other items, without first obtaining approval from the U.S. government or as otherwise authorized by U.S. law and regulations"

EAR: These items are controlled by the U.S. Government and authorized for export only to the country of ultimate destination for use by the ultimate consignee or end-user(s) herein identified. They may not be resold, transferred, or otherwise disposed of, to any other country or to any person other than the authorized ultimate consignee or end-user(s), either in their original form or after being incorporated into other items, without first obtaining approval from the U.S. government or as otherwise authorized by U.S. law and regulations.

FCC: N/A

EXPIRED ITEMS: N/A

CONTRACT(S):

RATED: CERTIFIED FOR NATIONAL DEFENSE USE. YOU ARE REQUIRED TO FOLLOW ALL THE PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM REGULATION (15 CFR PART 700). RATED ORDERS TAKE PRECEDENCE OVER ALL OTHER NON-RATED DOD ORDERS AND ALL COMMERCIAL ORDERS YOU MAY HAVE.

IF THE ORDER LINE CONTAINS SPECIFICATIONS, QUALITY CONTROL, MIL STANDARDS OR OTHER CONTRACTUAL REQUIREMENTS (DESIGNATED AS "QS" - QUALITY STATEMENT, "COC"- CERTIFICATE OF COMPLIANCE, "RATED") PLEASE VISIT THE FOLLOWING LINK http://adsinc.com/purchasing-documents **FOR APPLICABLE DOCUMENTATION.**

Additional Instructions/Attachments

This document is considered confidential and proprietary property of ADS, Inc. and is provided on the express condition that the data contained in it are not to be used, disclosed, or reproduced in whole or in part for any purpose without the express written consent of ADS, Inc.

Page 2 of 3

The terms and conditions found at (****) are hereby incorporated in this Purchase Order by reference.

PROD

The flowdown clauses found at (****) are hereby incorporated in this Purchase Order by reference.